UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2026

RESERVOIR MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Varick Street Suite 801 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(212) 675-0541

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RSVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of Reservoir Media, Inc. (the “Company”) was held on August 6, 2026 (the “Annual Meeting”). As of the Record Date of June 12, 2026, there were 65,814,328 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

(b) Proposal I – Election of Class II Directors named in the Proxy Statement filed June 26, 2026 (the “Proxy Statement”).

Stockholders approved the election of three Class II Directors to serve as Directors for a three-year term to expire at the 2029 Annual Meeting. The voting results for this proposal are as follows:

Nominee	For	Withheld	Broker Non-Votes
Todd Harvey	61,439,762	110,511	1,594,814
Jennifer Koss	60,354,515	1,195,758	1,594,814
Adam Rothstein	61,198,174	352,099	1,594,814

Proposal II – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending March 31, 2027.

Stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2027. The voting results for this proposal are as follows:

For	Against	Abstain
63,129,310	14,728	1,049

Proposal III – Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say-On-Pay”).

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results for this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
61,386,037	160,952	3,284	1,594,814

Proposal IV – Non-Binding Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation (“Say-On-Frequency”).

Stockholders recommended the frequency with which the Company should hold its future advisory votes on executive compensation. The voting results for this proposal are as follows:

One Year	Two Years	Three Years	Abstain
60,518,192	10,419	1,021,343	319

(d) Based on the Board’s recommendation in the Proxy Statement and the advisory vote of the Company’s stockholders, the Company has determined to hold its future advisory votes on the compensation of named executive officers annually until the next Say-On-Frequency vote (which will be no later than the 2032 annual meeting of stockholders or such earlier time as the Board so determines).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESERVOIR MEDIA, INC.

Date:	August 11, 2026	By:	/s/ Golnar Khosrowshahi
			Name:	Golnar Khosrowshahi
			Title:	Chief Executive Officer